SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) February 16, 1999
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                         Playstar Wyoming Holding Corp.
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             (Exact name of Registrant as Specified in its Charter)


               Antigua                  000-24929               52-209-8787
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    (State or Other Jurisdiction       (Commission             (IRS Employer
         of Incorporation)             File Number)          Identification No.)


The Dollar Building, Nevis Street, Top Floor, St. John's, Antigua
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (268) 562-0075
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

Pursuant to the terms and conditions set forth in the Master Agreement, dated as of January 2, 1999, by and among Playstar Wyoming Holding Corp. (the "Company"), Cyberstation Limited, a corporation organized and existing under the laws of St. Kitts ("Cyberstation") and Joseph Alves and Alicia Da Conceicao (the "Master Agreement"), on February 16, 1999, the Company completed a transaction whereby the Company issued 5,000,000 of its ordinary shares, valued at U.S. $.31 per share, to Cyberstation in consideration for Cyberstation's grant to Players Limited, a wholly-owned Antigua subsidiary of the Company ("Playstar Sub"), of an exclusive perpetual royalty-free license to use, in certain designated territories, Cyberstation's intellectual property and company software, either owned at the date of closing or acquired or developed by Cyberstation thereafter.

As part of the foregoing transaction, the Company and Cyberstation consummated the following transactions: (i) pursuant to a Subscription Agreement, dated as of January 2, 1999 (the "Subscription Agreement"), by and between the Company and Cyberstation Computers & Support Inc., a corporation organized and existing under the laws of Ontario ("Cyberstation Computers"), the Company purchased 400 common shares of Cyberstation Computers and, in connection therewith, the Company entered into a Shareholder Agreement, dated as of February 16, 1999, with Cyberstation Computers and each of Joseph Alves and Alicia Da Conceicao (the "Shareholder Agreement"); (ii) Cyberstation entered into License Agreements, dated as of February 16, 1999, with each of Cyberstation Computers and Playstar Sub; (iii) Cyberstation transferred to the Company 50% of the issued and outstanding shares of Net Engine St. Kitts Limited, a corporation organized and existing under the laws of St. Kitts, (iv) Cyberstation granted to Playstar Sub an option to acquire certain software programs and systems (including source codes) developed by Cyberstation for use in marketing and administration of casino gaming on the internet and (v) Cyberstation granted to Playstar Sub an option, expiring on December 31, 2009, to purchase for a nominal amount, all of the issued and outstanding shares of capital stock of Dreamplay Research Corporation, a corporation organized and existing under the laws of Ontario.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, EXHIBITS.

(c)    EXHIBITS

10.1 Master Agreement, dated as of January 2, 1999, by and among the Company, Cyberstation, Joseph Alves and Alicia Da Conceicao.
10.2 Form of Playstar Licence Agreement, dated as of February 16, 1999, by and between Cyberstation and the Playstar Sub.
10.3 Form of Dreamplay Option Agreement, dated as of February 16, 1999, by and among Cyberstation, the Playstar Sub and Dreamplay Research Corporation.
10.4 Form of Management Services Agreement, dated as of February 16, 1999, by and between the Company and Cyberstation.

10.5 Form of Cyberstation Licence Agreement, dated as of February 16, 1999, by and between Cyberstation and Cyberstation Computers.
10.6 Subscription Agreement, dated as of January 2, 1999, by and between the Company and Cyberstation Computers.
10.7 Shareholder Agreement, dated as of February 16, 1999, by and among the Company, Cyberstation Computers and Joseph Alves and Alicia Da Conceicao.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                              PLAYSTAR WYOMING HOLDING CORP.

Date: April 15, 1999                          By: /s/ WILLIAM F.E. TUCKER
                                                  -----------------------
                                                      William F.E. Tucker